UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/01/2010

GLOBAL CROSSING LTD
(Exact name of registrant as specified in its charter)

Commission File Number:  001-16201

Bermuda	980189783
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Wessex House, 45 Reid Steet
Hamilton, Bermuda
HM12
(Address of principal executive offices, including zip code)

441-296-8600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On July 1, 2010, Global Crossing Limited issued a press release announcing that it has commenced an exchange offer for any and all of its outstanding 12% Senior Secured Notes due 2015 (the "Original Notes"). The Original Notes were issued on September 22, 2009, in a private placement pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). Holders of the Original Notes may exchange them for an equal principal amount of a new issue of 12% Senior Secured Notes due 2015, which have been registered under the Securities Act pursuant to an effective registration statement on Form S-4 filed with the Securities and Exchange Commission. The exchange offer will expire at 5:00 p.m. New York City time on Friday, July 30, 2010, unless extended or terminated.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

See Exhibit Index below.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CROSSING LTD

Date: July 01, 2010	By:	/s/ Mitchell C. Sussis
Mitchell C. Sussis
Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release, dated July 1, 2010, of Global Crossing Limited.